[COVER PAGE]

OPPENHEIMER DISCIPLINED VALUE FUND
Annual Report October 31, 1996

[PHOTO]Pool Party

"We have a lot of
IMPORTANT
goals, so we
need our money
to GROW solidly
over time."

[LOGO]OppenheimerFunds/r/

----
NEWS
----------------
BEAT THE AVERAGE
----------------
Cumulative Total Return for the 5-Year Period Ended 9/30/96:

Oppenheimer Disciplined
Value Fund
Class A (at net asset value)(1)
-------
117.94%
-------
Lipper Growth Funds Average
for 247 Growth Funds for the
5-Year Period Ended 9/30/96(3)
------
92.28%
------
The Fund's Class A shares were
ranked ****
among 1,684 (3-year),
1,014 (5-year) and 560
(10-year) equity funds for
the combined 3-, 5- and
10-year periods ended
9/30/96 by MORNINGSTAR
MUTUAL FUNDS.(4)

This Fund is for people who seek long-term growth and feel most comfortable investing in well-established, yet UNDERVALUED companies.
------------------------
HOW YOUR FUND IS MANAGED
------------------------
        Oppenheimer Disciplined Value Fund seeks long-term growth of capital through investment primarily in common stocks with low price/earnings ratios and better-than-anticipated earnings. Current income is a secondary consideration. The management team employs a disciplined bottom-up approach to security selection.
-----------
PERFORMANCE
-----------
Cumulative total return for the 12 months ended 9/30/96 for Class A shares was 16.12%, without deducting sales charges. Cumulative total return for Class B shares since inception on 10/1/95 was 16.83%, without deducting sales charges. Cumulative total return for Class C shares since inception on 5/1/96 was 3.14%, without deducting sales charges.(1)

Your Fund's average annual total returns for Class A shares for the 1-, 5- and 10-year periods ended 9/30/96 were 9.44%, 15.48% and 14.32%, respectively. For Class B shares, cumulative total return since inception on 10/1/95 was 11.83%. For Class C shares, cumulative total return since inception on 5/1/96 was 2.14%.(2)
-------
OUTLOOK
-------
"Although we cannot predict the future, we feel that market valuations are extended and vulnerable to a correction. If a correction occurs, we will look for further opportunities to purchase out-of-favor stocks with positive earnings surprises at lower prices."
                               Peter Antos, Michael Strathearn and Kenneth White
                                                              Portfolio Managers
                                                                October 31, 1996

Total returns include change in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. All classes of shares have the same investment portfolio but different expenses. For more complete information, please review the prospectus carefully before you invest. Prior to March 1, 1996, the Fund had a different investment adviser. However, the prior portfolio management team is now employed by OppenheimerFunds, Inc., the current adviser.
1. Includes change in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.
2. Class A returns include the current maximum initial sales charge of 5.75%. Class A shares were first publicly offered on 9/16/85. The Fund's maximum sales charge for Class A shares was less during a portion of some of the periods shown, and actual investment results will be different as a result. Class B returns include the applicable contingent deferred sales charge of 5% (since inception). Class C returns include the applicable contingent deferred sales charge of 1%. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual .75% asset-based sales charge.
3. Source: Lipper Analytical Services, 9/30/96, an independent mutual fund monitoring service. The average is shown for comparative purposes only. Funds included in the index may have different investment policies and risks than the Fund. Oppenheimer Disciplined Value Fund is characterized by Lipper as a growth fund. Lipper performance is based on total return and does not take sales charges into account.
4. Source: MORNINGSTAR MUTUAL FUNDS, 9/30/96. Morningstar rankings are based on risk-adjusted investment return, after considering sales charges and expenses. Investment return measures a fund's (or class's) 3-, 5- and 10-year (depending on the inception of the class or fund) average annual total returns in excess of 90-day U.S. Treasury bill returns. Risk measures a fund's (or class's) performance below 90-day U.S. Treasury bill returns. Risk and returns are combined to produce star rankings, reflecting performance relative to the average fund in the fund's category. The top 10% of funds in each investment class receive 5 stars; the next 22.5%, 4 stars; the middle 35%, 3 stars; the next 22.5%, 2 stars; and the bottom 10%, 1 star. The 4-star current ranking is a weighted average of the 3-, 5- and 10-year rankings for the Fund's Class A shares, which were 3, 4 and 4 stars, respectively, weighted 20%/30%/50%. The 1-year star ranking is 3 stars, but is not included in Morningstar's overall ranking calculations. There were 1,684 funds in the 1-year period. Rankings are subject to change monthly. The Fund's Class A, B and C shares have the same investment portfolio but different expenses.

      2    Oppenheimer Disciplined Value Fund

[PHOTO]Bridget A. Macaskill
Bridget A. Macaskill
President
Oppenheimer
Disciplined Value Fund

DEAR SHAREHOLDER,

        Following a summer of uncertainty surrounding the economy and the stock market, the arrival of fall brought renewed vigor to both. Most notable, the Dow Jones Industrial Average broke out of its fluctuating pattern and burst through the once-unimaginable 6,000 mark, sending many stock prices to all-time highs. But as the Dow began accelerating faster than the economy, a debate erupted about how long this bull run could last.

        Looking back, the autumn rally was clearly a result of three main factors: solid corporate profits, low inflation and stabilized interest rates, all of which attracted investors to Wall Street. And though the stock market is currently highly valued, there continue to be a number of positive economic influences that may extend the market's uphill run.

        We consider the leading catalyst to be the robust returns from corporate America, where a strong economy boosted third-quarter earnings. To date, we're still witnessing a cycle of events that could maintain the appeal of these companies to investors. For example, corporate streamlining efforts, such as spinoffs of non-core businesses, and consolidation within industries are helping to increase the cash flow of many firms. In return, additional cash flows enable these companies to add shareholder value by initiating stock repurchasing programs. As corporations buy back record amounts of their own stocks, they are reducing the supply and thereby raising the book value of their outstanding shares, a move which further contributes to higher stock prices.

        Additionally, the demand for stocks remains strong, largely because, as many experts believe, investors are taking more responsibility for their retirement investments. Indeed, as the country's baby boomers near retirement, they are becoming increasingly aware of the need to secure their own financial future, because they expect less and less from standard company pensions or Social Security. As a result, equity mutual funds have become the fastest growing means by which these investors are seeking to achieve their long-term goals.

        While these signs appear favorable for many well-managed companies, stock valuations remain at historically high levels, causing us to become more cautious about the market overall. We do not, however, expect to see a significant market decline. In fact, we are confident that as long as corporate earnings stay healthy, there will continue to be numerous investment opportunities available to fill the demand for stocks. Nevertheless, it is becoming more difficult to uncover true values and justify higher prices. Therefore, we believe the correct approach to take at this point is to carefully evaluate companies based on individual merits, such as strong management, fundamental business policies and long-term prospects for the future.

        Your portfolio manager discusses the outlook for your Fund in light of these broad issues on the following pages. Thank you for your confidence in OppenheimerFunds. We look forward to helping you reach your investment goals in the future.

/s/Bridget Macaskill
Bridget Macaskill

November 21, 1996

      3    Oppenheimer Disciplined Value Fund

PETER ANTOS
MICHAEL STRATHEARN
KENNETH WHITE
Portfolio Managers

        An interview with your Fund's managers.

HOW DID THE FUND PERFORM OVER THE PAST YEAR?

Although we have continued our time-tested strategy of targeting stocks with low price-to-earnings ratios and recent positive earnings surprises, 1996 has not been a great year for the Fund. In the past, this approach led us to undervalued stocks that performed well over time. This year, however, investors were anxious about the economic and political environments and were willing to pay for more highly valued stocks that offered a greater level of certainty. As a result, our type of undervalued stocks were out of favor in this year's growing but volatile market.

        While 1996 has not provided the best environment for the Fund, our stock discipline which emphasizes low P/E, positive-earnings-surprise, has a clearly superior record relative to other funds in the same category over the past ten years. With only a few periods of underperformance in the Fund's history, we remain committed to this strategy and expect superior performance going forward.

WHAT CHARACTERISTICS DO YOU LOOK FOR WHEN EVALUATING STOCKS?

We screen the universe for out-of-favor, undervalued stocks that have had recent positive earnings surprises. Unexpected by Wall Street analysts, these surprise gains are leading indicators that out-of-favor stocks may be ready to make a comeback. We manage from the bottom up, looking at companies rather than sectors, to find those investments with the most growth potential.

WHAT INVESTMENTS MADE POSITIVE CONTRIBUTIONS TO PERFORMANCE?

A few strong companies in the technology sector, specifically personal computer manufacturers, provided the Fund with some real winners. Early in the period, investors' feelings that the marketplace was flooded with PCs, turned the market negative on the sector. As prices dropped, we identified high quality companies with positive earnings potential and bought stocks at low prices that have since appreciated.

DID ANY INVESTMENTS NEGATIVELY IMPACT THE PORTFOLIO?

Although they performed well for the Fund in the last quarter of 1995, agricultural companies have underperformed this year. Because of low worldwide supplies of grain and increasing food consumption in developing countries, we had expected performance to remain strong well into 1996. It appears, however, that these stocks had moved too far, too fast late last year and since then have dropped back to more realistic valuations.

WHAT IS YOUR OUTLOOK FOR THE FUND?

Despite disappointing performance during this period, our discipline has proven itself to be very strong over time. As a result, we do not intend to alter our strategy, and will continue to look for opportunities in undervalued companies. Although we cannot predict the future, we feel that market valuations are extended and vulnerable to a correction. If a correction occurs, we will look for further opportunities to purchase out-of-favor stocks with positive earnings surprises at lower prices.//

      4    Oppenheimer Disciplined Value Fund


         =========================================
         STATEMENT OF INVESTMENTS October 31, 1996


                                                                                               FACE                  MARKET VALUE
                                                                                               AMOUNT                SEE NOTE 1
==================================================================================================================================
U.S. GOVERNMENT OBLIGATIONS - 13.8%
----------------------------------------------------------------------------------------------------------------------------------
         Federal Home Loan Bank Consolidated Disc. Nts., 5.50%, 11/1/96                        $18,800,000           $ 18,800,000
           -----------------------------------------------------------------------------------------------------------------------
         Federal Home Loan Mortgage Corp., 5.18%, 11/18/96                                       7,000,000              6,982,877
                                                                                                                     -------------

         Total U.S. Government Obligations (Cost $25,782,877)                                                          25,782,877

                                                                                             SHARES
==================================================================================================================================
COMMON STOCKS - 85.7%
----------------------------------------------------------------------------------------------------------------------------------
BASIC MATERIALS - 5.0%
----------------------------------------------------------------------------------------------------------------------------------
CHEMICALS - 2.7%
           -----------------------------------------------------------------------------------------------------------------------
         Cabot Corp.                                                                                12,500                301,562
           -----------------------------------------------------------------------------------------------------------------------
         Potash Corp. of Saskatchewan, Inc.                                                         31,300              2,218,387
           -----------------------------------------------------------------------------------------------------------------------
         Union Carbide Corp.                                                                        58,700              2,502,087
                                                                                                                     -------------
                                                                                                                        5,022,036
----------------------------------------------------------------------------------------------------------------------------------
METALS - 1.0%
           -----------------------------------------------------------------------------------------------------------------------
         UCAR International, Inc.                                               (1)                 45,400              1,776,275
----------------------------------------------------------------------------------------------------------------------------------
PAPER - 1.3%
           -----------------------------------------------------------------------------------------------------------------------
         Fort Howard Corp.                                                      (1)                 95,700              2,452,312
----------------------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS - 9.4%
----------------------------------------------------------------------------------------------------------------------------------
AUTOS & HOUSING - 0.7%
           -----------------------------------------------------------------------------------------------------------------------
         Black & Decker Corp.                                                                       37,300              1,394,087
----------------------------------------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT - 2.1%
           -----------------------------------------------------------------------------------------------------------------------
         AMR Corp.                                                              (1)                 30,600              2,570,400
           -----------------------------------------------------------------------------------------------------------------------
         Northwest Airlines Corp., Cl. A                                        (1)                 43,500              1,440,937
                                                                                                                     -------------
                                                                                                                        4,011,337
----------------------------------------------------------------------------------------------------------------------------------
RETAIL:  GENERAL - 5.0%
           -----------------------------------------------------------------------------------------------------------------------
         Eckerd Corp.                                                           (1)                 77,700              2,156,175
           -----------------------------------------------------------------------------------------------------------------------
         Federated Department Stores, Inc.                                      (1)                 76,500              2,524,500
           -----------------------------------------------------------------------------------------------------------------------
         Price/Costco, Inc.                                                     (1)                109,100              2,168,362
           -----------------------------------------------------------------------------------------------------------------------
         U.S. Industries, Inc.                                                  (1)                 91,400              2,467,800
                                                                                                                     -------------
                                                                                                                        9,316,837
----------------------------------------------------------------------------------------------------------------------------------
RETAIL:  SPECIALTY - 1.6%
           -----------------------------------------------------------------------------------------------------------------------
         Toys 'R' Us, Inc.                                                      (1)                 85,500              2,896,312
----------------------------------------------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS - 14.0%
----------------------------------------------------------------------------------------------------------------------------------
BEVERAGES - 1.5%
           -----------------------------------------------------------------------------------------------------------------------
         Anheuser-Busch Cos., Inc.                                                                  72,900              2,806,650
----------------------------------------------------------------------------------------------------------------------------------
FOOD - 5.9%
           -----------------------------------------------------------------------------------------------------------------------
         American Stores Co.                                                                        77,400              3,202,425
           -----------------------------------------------------------------------------------------------------------------------
         Archer-Daniels-Midland Co.                                                                143,390              3,118,732
           -----------------------------------------------------------------------------------------------------------------------
         Dole Food Co.                                                                              44,500              1,735,500
           -----------------------------------------------------------------------------------------------------------------------
         Kroger Co.                                                             (1)                 65,100              2,905,088
                                                                                                                     -------------
                                                                                                                       10,961,745

          5    Oppenheimer Disciplined Value Fund


         =========================================
         STATEMENT OF INVESTMENTS (Continued)

                                                                                                                     MARKET VALUE
                                                                                               SHARES                SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS - 1.5%
           -----------------------------------------------------------------------------------------------------------------------
         Bristol-Myers Squibb Co.                                                                   26,900           $  2,844,675
----------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES - 2.4%
           -----------------------------------------------------------------------------------------------------------------------
         Columbia/HCA Healthcare Corp.                                                              56,700              2,027,025
           -----------------------------------------------------------------------------------------------------------------------
         OrNda Healthcorp                                                       (1)                 92,400              2,517,900
                                                                                                                     -------------
                                                                                                                        4,544,925
----------------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD GOODS - 2.7%
           -----------------------------------------------------------------------------------------------------------------------
         Premark International, Inc.                                                               125,800              2,626,075
           -----------------------------------------------------------------------------------------------------------------------
         Tupperware Corp.                                                                           48,500              2,491,688
                                                                                                                     -------------
                                                                                                                        5,117,763
----------------------------------------------------------------------------------------------------------------------------------
ENERGY - 5.2%
----------------------------------------------------------------------------------------------------------------------------------
OIL-INTEGRATED - 5.2%
           -----------------------------------------------------------------------------------------------------------------------
         Amoco Corp.                                                                                32,200              2,439,150
           -----------------------------------------------------------------------------------------------------------------------
         Chevron Corp.                                                                              61,500              4,043,625
           -----------------------------------------------------------------------------------------------------------------------
         Mobil Corp.                                                                                28,500              3,327,375
                                                                                                                     -------------
                                                                                                                        9,810,150
----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL - 13.6%
----------------------------------------------------------------------------------------------------------------------------------
BANKS - 7.4%
           -----------------------------------------------------------------------------------------------------------------------
         Bank of Boston Corp.                                                                       60,300              3,859,200
           -----------------------------------------------------------------------------------------------------------------------
         BankAmerica Corp.                                                                          48,700              4,456,050
           -----------------------------------------------------------------------------------------------------------------------
         Chase Manhattan Corp. (New)                                                                 9,000                771,750
           -----------------------------------------------------------------------------------------------------------------------
         NationsBank Corp.                                                                          25,500              2,403,375
           -----------------------------------------------------------------------------------------------------------------------
         PNC Bank Corp.                                                                             66,300              2,403,375
                                                                                                                     -------------
                                                                                                                       13,893,750
----------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL - 2.4%
           -----------------------------------------------------------------------------------------------------------------------
         Crescent Real Estate Equities, Inc.                                                        36,400              1,519,700
           -----------------------------------------------------------------------------------------------------------------------
         Salomon, Inc.                                                                              65,300              2,946,663
                                                                                                                     -------------
                                                                                                                        4,466,363
----------------------------------------------------------------------------------------------------------------------------------
INSURANCE - 3.8%
           -----------------------------------------------------------------------------------------------------------------------
         AFLAC, Inc.                                                                                68,900              2,764,613
           -----------------------------------------------------------------------------------------------------------------------
         General Re Corp.                                                                           11,300              1,663,925
           -----------------------------------------------------------------------------------------------------------------------
         Travelers/Aetna Property Casualty Corp., Cl. A                                             91,300              2,739,000
                                                                                                                     -------------
                                                                                                                        7,167,538
----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL - 12.6%
----------------------------------------------------------------------------------------------------------------------------------
MANUFACTURING - 11.2%
           -----------------------------------------------------------------------------------------------------------------------
         AGCO Corp.                                                                                 92,900              2,357,338
           -----------------------------------------------------------------------------------------------------------------------
         Case Corp.                                                                                 62,200              2,892,300
           -----------------------------------------------------------------------------------------------------------------------
         Deere & Co.                                                                                61,000              2,546,750
           -----------------------------------------------------------------------------------------------------------------------
         General Signal Corp.                                                                       62,400              2,542,800
           -----------------------------------------------------------------------------------------------------------------------
         Ingersoll-Rand Co.                                                                         58,600              2,439,225
           -----------------------------------------------------------------------------------------------------------------------
         Mark IV Industries, Inc.                                                                   50,902              1,100,756
           -----------------------------------------------------------------------------------------------------------------------
         Textron, Inc.                                                                              44,000              3,905,000
           -----------------------------------------------------------------------------------------------------------------------
         Tyco International Ltd.                                                                    64,400              3,195,850
                                                                                                                     -------------
                                                                                                                       20,980,019

          6    Oppenheimer Disciplined Value Fund

         ====================================
         STATEMENT OF INVESTMENTS (Continued)

                                                                                                                     MARKET VALUE
                                                                                               SHARES                SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION - 1.4%
           -----------------------------------------------------------------------------------------------------------------------
         PACCAR, Inc.                                                                               15,300           $    852,975
           -----------------------------------------------------------------------------------------------------------------------
         Union Pacific Corp.                                                                        32,600              1,829,675
                                                                                                                     -------------
                                                                                                                        2,682,650
----------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY - 14.4%
----------------------------------------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 9.0%
           -----------------------------------------------------------------------------------------------------------------------
         General Dynamics Corp.                                                                     40,300              2,765,588
           -----------------------------------------------------------------------------------------------------------------------
         Goodrich (B.F.) Co.                                                                        42,300              1,792,463
           -----------------------------------------------------------------------------------------------------------------------
         Lockheed Martin Corp.                                                                      39,071              3,501,738
           -----------------------------------------------------------------------------------------------------------------------
         McDonnell Douglas Corp.                                                                    67,900              3,700,550
           -----------------------------------------------------------------------------------------------------------------------
         Rockwell International Corp.                                                               44,600              2,453,000
           -----------------------------------------------------------------------------------------------------------------------
         TRW, Inc.                                                                                  28,700              2,597,350
                                                                                                                     -------------
                                                                                                                       16,810,689
----------------------------------------------------------------------------------------------------------------------------------
COMPUTER HARDWARE - 3.6%
           -----------------------------------------------------------------------------------------------------------------------
         Dell Computer Corp.                                                    (1)                 25,200              2,050,650
           -----------------------------------------------------------------------------------------------------------------------
         Gateway 2000, Inc.                                                     (1)                 21,600              1,016,550
           -----------------------------------------------------------------------------------------------------------------------
         Storage Technology Corp. (New)                                         (1)                 86,300              3,678,538
                                                                                                                     -------------
                                                                                                                        6,745,738
----------------------------------------------------------------------------------------------------------------------------------
ELECTRONICS - 1.8%
           -----------------------------------------------------------------------------------------------------------------------
         Atmel Corp.                                                            (1)                  8,400                213,150
           -----------------------------------------------------------------------------------------------------------------------
         Intel Corp.                                                                                23,500              2,582,063
           -----------------------------------------------------------------------------------------------------------------------
         Waters Corp.                                                           (1)                 17,400                539,400
                                                                                                                     -------------
                                                                                                                        3,334,613
----------------------------------------------------------------------------------------------------------------------------------
UTILITIES - 11.5%
----------------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 4.9%
           -----------------------------------------------------------------------------------------------------------------------
         American Electric Power Co., Inc.                                                          33,100              1,373,650
           -----------------------------------------------------------------------------------------------------------------------
         CalEnergy, Inc.                                                        (1)                 48,000              1,392,000
           -----------------------------------------------------------------------------------------------------------------------
         Entergy Corp.                                                                              77,700              2,175,600
           -----------------------------------------------------------------------------------------------------------------------
         FPL Group, Inc.                                                                            44,300              2,037,800
           -----------------------------------------------------------------------------------------------------------------------
         Texas Utilities Co.                                                                        54,900              2,223,450
                                                                                                                     -------------
                                                                                                                        9,202,500
----------------------------------------------------------------------------------------------------------------------------------
GAS UTILITIES - 5.4%
           -----------------------------------------------------------------------------------------------------------------------
         Columbia Gas System, Inc. (The)                                                            86,600              5,260,950
           -----------------------------------------------------------------------------------------------------------------------
         PanEnergy Corp.                                                                           101,900              3,923,150
           -----------------------------------------------------------------------------------------------------------------------
         Questar Corp.                                                                              27,900              1,004,400
                                                                                                                     -------------
                                                                                                                       10,188,500
----------------------------------------------------------------------------------------------------------------------------------
TELEPHONE UTILITIES - 1.2%
           -----------------------------------------------------------------------------------------------------------------------
         GTE Corp.                                                                                  50,900              2,144,163
                                                                                                                     -------------

         Total Common Stocks (Cost $134,182,459)                                                                      160,571,627
           -----------------------------------------------------------------------------------------------------------------------
         TOTAL INVESTMENTS, AT VALUE (COST $159,965,336)                                             99.5%            186,354,504
           -----------------------------------------------------------------------------------------------------------------------
         OTHER ASSETS NET OF LIABILITIES                                                              0.5                 999,004
                                                                                                    ------           -------------
         NET ASSETS                                                                                 100.0%           $187,353,508
                                                                                                    ======           =============


         1.  Non-income producing security.
         See accompanying Notes to Financial Statements.

          7    Oppenheimer Disciplined Value Fund

                               ====================================================
                               STATEMENT OF ASSETS AND LIABILITIES OCTOBER 31, 1996



==================================================================================================================================
ASSETS                          Investments, at value (cost $159,965,336) - see accompanying statement               $186,354,504
                                --------------------------------------------------------------------------------------------------
                                Cash                                                                                    1,903,355
                                --------------------------------------------------------------------------------------------------
                                Receivables:
                                Investments sold                                                                          855,619
                                Shares of capital stock sold                                                              404,481
                                Interest and dividends                                                                    127,102
                                                                                                                     -------------
                                Total assets                                                                          189,645,061

==================================================================================================================================
LIABILITIES                     Payables and other liabilities:
                                Investments purchased                                                                   2,107,323
                                Shares of capital stock redeemed                                                           46,764
                                Distribution and service plan fees                                                         32,317
                                Transfer and shareholder servicing agent fees                                              12,790
                                Directors' fees                                                                             7,976
                                Other                                                                                      84,383
                                                                                                                     -------------
                                Total liabilities                                                                       2,291,553

==================================================================================================================================
NET ASSETS                                                                                                           $187,353,508
                                                                                                                     =============
==================================================================================================================================
COMPOSITION OF                  Par value of shares of capital stock                                                 $      9,534
NET ASSETS                      --------------------------------------------------------------------------------------------------
                                Additional paid-in capital                                                            147,179,680
                                --------------------------------------------------------------------------------------------------
                                Undistributed net investment income                                                       479,425
                                --------------------------------------------------------------------------------------------------
                                Accumulated net realized gain on investment transactions                               13,295,701
                                --------------------------------------------------------------------------------------------------

                                Net unrealized appreciation on investments - Note 3                                    26,389,168
                                                                                                                     -------------
                                Net assets                                                                           $187,353,508
                                                                                                                     =============
==================================================================================================================================
NET ASSET VALUE                 Class A Shares:
PER SHARE                       Net asset value and redemption price per share (based on
                                net assets of $180,784,352 and 9,201,201 shares of capital stock outstanding)              $19.65

                                Maximum offering price per share (net asset value plus sales charge
                                of 5.75% of offering price)                                                                $20.85

                                --------------------------------------------------------------------------------------------------
                                Class B Shares:
                                Net asset value, redemption price and offering price per share (based on
                                net assets of $5,854,228 and 296,100 shares of capital stock outstanding)                  $19.77

                                --------------------------------------------------------------------------------------------------
                                Class C Shares:
                                Net asset value, redemption price and offering price per share (based on
                                net assets of $714,928 and 36,533 shares of capital stock outstanding)                     $19.57

                                See accompanying Notes to Financial Statements.

                                 8    Oppenheimer Disciplined Value Fund

                                ====================================================================
                                STATEMENT OF OPERATIONS FOR THE TEN MONTHS ENDED OCTOBER 31, 1996(1)



==================================================================================================================================
INVESTMENT INCOME               Dividends (net of foreign withholding taxes of $1,451)                               $  1,741,056
                                --------------------------------------------------------------------------------------------------
                                Interest (net of foreign withholding taxes of $1,612)                                     735,017
                                                                                                                     -------------
                                Total income                                                                            2,476,073

==================================================================================================================================
EXPENSES                        Management fees - Note 4                                                                  719,186
                                --------------------------------------------------------------------------------------------------
                                Distribution and service plan fees - Note 4:
                                Class A                                                                                   275,407
                                Class B                                                                                    24,189
                                Class C                                                                                     1,717
                                --------------------------------------------------------------------------------------------------
                                Transfer and shareholder servicing agent fees - Note 4                                    154,397
                                --------------------------------------------------------------------------------------------------
                                Custodian fees and expenses                                                                41,841
                                --------------------------------------------------------------------------------------------------
                                Legal and auditing fees                                                                    38,719
                                --------------------------------------------------------------------------------------------------
                                Shareholder reports                                                                        32,274
                                --------------------------------------------------------------------------------------------------
                                Registration and filing fees:
                                Class A                                                                                    14,944
                                Class B                                                                                     1,470
                                Class C                                                                                       211
                                --------------------------------------------------------------------------------------------------
                                Accounting service fees                                                                    12,500
                                --------------------------------------------------------------------------------------------------
                                Directors' fees and expenses - Note 1                                                       7,976
                                --------------------------------------------------------------------------------------------------
                                Other                                                                                       1,613
                                                                                                                     -------------
                                Total expenses                                                                          1,326,444

==================================================================================================================================
NET INVESTMENT INCOME                                                                                                   1,149,629

==================================================================================================================================
REALIZED AND                    Net realized gain on investments                                                       13,385,207
UNREALIZED GAIN                 --------------------------------------------------------------------------------------------------
                                Net change in unrealized appreciation or depreciation on investments                      665,122
                                                                                                                     -------------

                                Net realized and unrealized gain                                                       14,050,329

==================================================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                 $ 15,199,958
                                                                                                                     =============

                                1. The Fund changed its fiscal year end from December 31 to October 31.
                                See accompanying Notes to Financial Statements.

                                 9    Oppenheimer Disciplined Value Fund

                                ===================================
                                STATEMENTS OF CHANGES IN NET ASSETS

                                                                                               TEN MONTHS            YEAR ENDED
                                                                                               ENDED OCTOBER 31,     DECEMBER 31,
                                                                                               1996(1)               1995
==================================================================================================================================
OPERATIONS                      Net investment income                                           $  1,149,629         $  1,501,707
                               ---------------------------------------------------------------------------------------------------
                                Net realized gain                                                 13,385,207            7,939,891
                                                                                                ----------------------------------
                                Net change in unrealized appreciation or depreciation                665,122           20,902,301
                                                                                                ----------------------------------
                                Net increase in net assets resulting
                                from operations                                                   15,199,958           30,343,899

==================================================================================================================================
DIVIDENDS AND DISTRIBUTIONS     Dividends from net investment income:
TO SHAREHOLDERS                 Class A                                                             (669,566)          (1,491,101)
                                Class B                                                              (11,039)                (561)
                                Class C                                                               (1,428)                  --
                                --------------------------------------------------------------------------------------------------
                                Distributions from net realized gain:
                                Class A                                                             (841,952)          (7,649,952)
                                Class B                                                              (19,962)             (42,834)
                                Class C                                                               (1,789)                  --

==================================================================================================================================
CAPITAL STOCK                   Net increase in net assets resulting from capital
TRANSACTIONS                    stock transactions - Note 2:
                                Class A                                                           49,316,623           18,560,935
                                Class B                                                            4,851,609              724,308
                                Class C                                                              696,522                   --

==================================================================================================================================
NET ASSETS                      Total increase                                                    68,518,976           40,444,694
                                --------------------------------------------------------------------------------------------------
                                Beginning of period                                              118,834,532           78,389,838
                                                                                                ----------------------------------
                                End of period (including undistributed net investment
                                income of $479,425 and $11,438, respectively)                   $187,353,508         $118,834,532
                                                                                                ==================================


                                1. The Fund changed its fiscal year end from December 31 to October 31.
                                See accompanying Notes to Financial Statements.






















                             10    Oppenheimer Disciplined Value Fund

                                       ====================
                                       FINANCIAL HIGHLIGHTS

                                       CLASS A
                                       ----------------------------------------------------------------------------
                                       TEN MONTHS
                                       ENDED
                                       OCTOBER 31,   YEAR ENDED DECEMBER 31,
                                       1996(3)       1995          1994         1993         1992         1991
===================================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of
period                                    $17.84     $14.20        $15.14       $14.20       $14.40       $11.62
-------------------------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income                        .15        .25           .22         .30           .26          .25
Net realized and unrealized
gain (loss)                                 1.88       4.88          (.32)       2.64          1.44         4.00
-------------------------------------------------------------------------------------------------------------------
Total income (loss) from
investment operations                       2.03       5.13          (.10)       2.94          1.70         4.25
-------------------------------------------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment income       (.10)       (.25)         (.22)       (.30)         (.26)        (.25)
Distributions from net realized gain       (.12)      (1.24)         (.62)      (1.70)        (1.64)       (1.22)
-------------------------------------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                            (.22)      (1.49)         (.84)      (2.00)        (1.90)       (1.47)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period           $19.65      $17.84        $14.20       $15.14       $14.20       $14.40
                                         ==========================================================================

===================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(4)       11.41%      36.40%       (0.65)%      20.91%        11.99%       36.91%
===================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                         $180,784      $118,118      $78,390      $64,495      $45,600      $40,716
-------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)      $135,940      $ 98,063      $71,956      $54,682      $42,432      $36,087
-------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)            1.01%(5)       1.53%         1.50%       1.95%         1.74%        1.74%
Expenses                                1.13%(5)       1.22%         1.02%       1.05%         1.12%        1.19%
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                 73.9%       69.7%         98.5%       99.7%        141.7%       148.3%
Average brokerage commission rate(7)    $0.0697          --            --          --            --           --


1.  For the period from May 1, 1996 (inception of offering) to October 31, 1996.
2. For the period from October 1, 1995 (inception of offering) to December 31, 1995.
3. The Fund changed its fiscal year end from December 31 to October 31. On March 18, 1996, OppenheimerFunds, Inc. became the investment adviser to the Fund.
4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
5. Annualized.
6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1996 were $128,801,684 and $90,147,069, respectively.
7. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.


                                       ====================
                                       FINANCIAL HIGHLIGHTS

                                       CLASS B                              CLASS C
                                       --------------------------------     ------------
                                       TEN MONTHS          PERIOD           PERIOD
                                       ENDED               ENDED            ENDED
                                       OCTOBER 31,         DECEMBER 31,     OCTOBER 31,
                                       1996(3)             1995(2)          1996(1)
========================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of
period                                 $18.08              $17.83           $18.79
----------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income                     .05                 .02              .06
Net realized and unrealized
gain (loss)                              1.83                1.40              .94
----------------------------------------------------------------------------------------
Total income (loss) from
investment operations                    1.88                1.42             1.00
----------------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment income     (.07)               (.02)             (.10)
Distributions from net realized gain     (.12)              (1.15)             (.12)
----------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                          (.19)              (1.17)             (.22)
----------------------------------------------------------------------------------------
Net asset value, end of period         $19.77               $18.08           $19.57
                                       =================================================

========================================================================================
TOTAL RETURN, AT NET ASSET VALUE(4)     10.43%              8.04%             5.35%
========================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                         $5,854              $717             $715
----------------------------------------------------------------------------------------
Average net assets (in thousands)      $2,903              $306             $342
----------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)            0.22%(5)            0.21%(5)         0.04%(5)
Expenses                                1.88%(5)            1.97%(5)         1.87%(5)
----------------------------------------------------------------------------------------
Portfolio turnover rate(6)              73.9%               69.7%            73.9%
Average brokerage commission rate(7)    $0.0697               --            $0.0697

See accompanying Notes to Financial Statements.

    11    Oppenheimer Disciplined Value Fund

    =============================
    Notes to Financial Statements

================================================================================
1.  SIGNIFICANT ACCOUNTING POLICIES
    Oppenheimer Disciplined Value Fund (the Fund), a series of Oppenheimer Series Fund, Inc. (the Company), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. On August 15, 1996, the Board of Directors elected to change the fiscal year end of the Fund from December to October. Accordingly, these financial statements include information for the ten month period from January 1, 1996 to October 31, 1996. The Fund's investment objective is to seek capital appreciation by investing primarily in common stocks with low price-earnings ratios and better-than-anticipated earnings. Until March 18, 1996, the Fund and the Company were named Connecticut Mutual Growth Account and Connecticut Mutual Investment Accounts, Inc., respectively. On January 27, 1996, the policyholders of Connecticut Mutual Life Insurance Company
    (CML) approved a merger of CML with Massachusetts Mutual Life Insurance Company (MML). In connection with this change, effective March 18, 1996, OppenheimerFunds, Inc. (the Manager) became the adviser of the Company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All three classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
    ----------------------------------------------------------------------------
    INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.
    ----------------------------------------------------------------------------
    REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

    12    Oppenheimer Disciplined Value Fund

================================================================================
1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
    ----------------------------------------------------------------------------
    DIRECTORS' FEES AND EXPENSES. The Fund has adopted a nonfunded retirement plan for the Fund's independent directors. Benefits are based on years of service and fees paid to each director during the years of service. During the ten months ended October 31, 1996, a provision of $7,976 was made for the Fund's projected benefit obligations, resulting in an accumulated liability of $7,976.
    ----------------------------------------------------------------------------
    FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.
    ----------------------------------------------------------------------------
    DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.
    ----------------------------------------------------------------------------
    CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income
    (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.

    During the ten month period ended October 31, 1996, the Fund adjusted the classification of investment income and capital gain (loss) to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. During the ten month period ended October 31, 1996, amounts have been reclassified to reflect an increase in paid-in capital of $648, a decrease in accumulated net realized gain of $1,039, and an increase in undistributed net investment income of $391.
    ----------------------------------------------------------------------------
    OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

    13    Oppenheimer Disciplined Value Fund

    =========================================
    Notes to Financial Statements (Continued)
================================================================================
2.  SHARES OF CAPITAL STOCK
    The Fund has authorized 450 million of $0.001 par value shares of capital stock. Transactions in shares of capital stock were as follows:

                                      TEN MONTHS ENDED OCTOBER 31, 1996(2)        YEAR ENDED DECEMBER 31, 1995(1)
                                      ------------------------------------        -------------------------------
                                      SHARES              AMOUNT                  SHARES             AMOUNT
    -------------------------------------------------------------------------------------------------------------
    Class A:
    Sold                              3,132,678           $ 59,597,763            1,242,427          $ 20,678,025
    Dividends and distributions
    reinvested                           79,955              1,491,345              513,302             9,039,419
    Redeemed                           (630,553)           (11,772,485)            (657,052)          (11,156,509)
                                      ----------          -------------           ----------         -------------
    Net increase                      2,582,080           $ 49,316,623            1,098,677          $ 18,560,935
                                      ==========          =============           ==========         =============
    --------------------------------------------------------------------------------------------------------------
    Class B:
    Sold                                261,924           $  4,955,930               37,415          $    684,870
    Dividends and distributions
    reinvested                            1,535                 28,899                2,434                43,392
    Redeemed                             (6,999)              (133,220)                (209)               (3,954)
                                      ----------          -------------           ----------         -------------
    Net increase                        256,460           $  4,851,609               39,640          $    724,308
                                      ==========          =============           ==========         =============
    --------------------------------------------------------------------------------------------------------------
    Class C:
    Sold                                 36,414           $    694,306                   --          $         --
    Dividends and distributions
    reinvested                              172                  3,206                   --                    --
    Redeemed                                (53)                  (990)                  --                    --
                                      ----------          -------------           ----------         -------------
    Net increase                         36,533           $    696,522                   --          $         --
                                      ==========          =============           ==========         =============

    1. For the year ended December 31, 1995 for Class A shares and for the period from October 1, 1995 (inception of offering) to December 31, 1995 for Class B shares.
    2. For the ten months ended October 31, 1996 for Class A and Class B shares and for the period from May 1,1996 (inception of offering) to October 31, 1996 for Class C shares. The Fund changed its fiscal year end from December 31 to October 31.
================================================================================
3.  UNREALIZED GAINS AND LOSSES ON INVESTMENTS
    At October 31, 1996, net unrealized appreciation on investments of $26,389,168 was composed of gross appreciation of $27,298,502, and gross depreciation of $909,334.
================================================================================
4.  MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
    Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.625% of the first $300 million of average annual net assets, 0.500% of the next $100 million and 0.450% of net assets in excess of $400 million. Prior to March 18, 1996, management fees were paid to G. R. Phelps & Co. (the former Manager) at an annual rate of 0.625% of the Fund's average net assets. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent applicable regulatory limit on Fund expenses.

    For the period ended October 31, 1996, commissions (sales charges paid by investors) on sales of Class A shares totaled $534,988, of which $341,543 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $149,781 and $6,734, of which $79,814 and $4,696, respectively, were paid to an affiliated broker/dealer. During the period ended October 31, 1996, OFDI received contingent deferred sales charges of $3,336 upon redemption of Class B shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

    14    Oppenheimer Disciplined Value Fund

    ============================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED) OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

    The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the period ended October 31, 1996, OFDI paid $191,634 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

    The Fund has adopted a compensation type Distribution and Service Plan for Class B shares to compensate OFDI for its services and costs in distributing Class B shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B shares. Both fees are computed on the average annual net assets of Class B shares, determined as of the close of each regular business day. During the period ended October 31, 1996, OFDI retained $20,026 as compensation for Class B sales commissions and service fee advances, as well as financing costs. If the Plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plan was terminated. As of October 31, 1996, OFDI had incurred unreimbursed expenses of $153,254 for Class B.

    The Fund has adopted a compensation type Distribution and Service Plan for Class C shares to compensate OFDI for its services and costs in distributing Class C shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class C shares. Both fees are computed on the average annual net assets of Class C shares, determined as of the close of each regular business day. During the period ended October 31, 1996, OFDI retained $1,623 as reimbursement for Class C sales commissions and service fee advances, as well as financing costs. If the Plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plan was terminated. As of October 31, 1996, OFDI had incurred unreimbursed expenses of $11,314 for Class C.

    15    Oppenheimer Disciplined Value Fund

Independent Auditors' Report

================================================================================

The Board of Directors and Shareholders of Oppenheimer Disciplined Value Fund:

We have audited the accompanying statements of investments and assets and liabilities of Oppenheimer Disciplined Value Fund (formerly Connecticut Mutual Growth Account) as of October 31, 1996, and the related statement of operations, the statement of changes in net assets and the financial highlights for the ten month period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 1995 and the financial highlights for the five years ended December 31, 1995 were audited by other auditors whose report dated February 9, 1996 expressed an unqualified opinion on this information.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996 by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Disciplined Value Fund as of October 31, 1996, and the results of its operations, the changes in its net assets, and the financial highlights for the ten month period ended October 31, 1996, in conformity with generally accepted accounting principles.

KPMG PEAT MARWICK LLP

Denver, Colorado
November 21, 1996

    16    Oppenheimer Disciplined Value Fund

    Federal Income Tax Information  (Unaudited)

================================================================================

    In early 1997 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1996. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

    Dividends paid by the Fund during the ten months ended October 31, 1996 which are not designated as capital gain distributions should be multiplied by 48.50% to arrive at the net amount eligible for the corporate dividend-received deduction.

    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax adviser for specific guidance.

    17    Oppenheimer Disciplined Value Fund

    Oppenheimer Disciplined Value Fund
    A Series of Oppenheimer Series Fund, Inc.

================================================================================
    OFFICERS AND DIRECTORS   Leon Levy, Chairman of the Board of Directors
                             Donald W. Spiro, Vice Chairman of the
                                   Board of Directors
                             Bridget A. Macaskill, Director and President
                             Robert G. Galli, Director
                             Benjamin Lipstein, Director
                             Elizabeth B. Moynihan, Director
                             Kenneth A. Randall, Director
                             Edward V. Regan, Director
                             Russell S. Reynolds, Jr., Director
                             Sidney M. Robbins, Director
                             Pauline Trigere, Director
                             Clayton K. Yeutter, Director
                             Peter M. Antos, Vice President
                             Robert C. Doll, Jr., Vice President
                             Stephen F. Libera, Vice President
                             Michael C. Strathearn, Vice President
                             Kenneth B. White, Vice President
                             Arthur J. Zimmer, Vice President
                             George C. Bowen, Treasurer
                             Robert J. Bishop, Assistant Treasurer
                             Scott T. Farrar, Assistant Treasurer
                             Andrew J. Donohue,  Secretary
                             Robert G. Zack, Assistant Secretary

================================================================================
    INVESTMENT ADVISER       OppenheimerFunds, Inc.

================================================================================
    DISTRIBUTOR              OppenheimerFunds Distributor, Inc.

================================================================================
    TRANSFER AND             OppenheimerFunds Services
    SHAREHOLDER SERVICING
    AGENT

================================================================================
    CUSTODIAN OF             State Street Bank and Trust Company
    PORTFOLIO SECURITIES

================================================================================
    INDEPENDENT AUDITORS     KPMG Peat Marwick LLP

================================================================================
    LEGAL COUNSEL            Gordon Altman Butowsky Weitzen Shalov & Wein


    This is a copy of a report to shareholders of Oppenheimer Disciplined Value Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Disciplined Value Fund. For material information concerning the Fund, see the Prospectus.

    Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

    18     Oppenheimer Disciplined Value Fund

-----------------------
OPPENHEIMERFUNDS FAMILY
-----------------------

================================================================================
               OppenheimerFunds offers over 50 funds designed to fit virtually every investment goal. Whether you're investing for retirement, your children's education or tax-free income, we have the funds to help you seek your objective.
                    When you invest with OppenheimerFunds, you can feel comfor-
               table knowing that you are investing with a respected financial institution with over 35 years of experience in helping people just like you reach their financial goals. And you're investing with a leader in global, growth stock and flexible fixed-income investments--with over 3 million shareholder accounts and more than $55 billion under OppenheimerFunds' management and that of our affiliates.
                    At OppenheimerFunds, we don't charge a fee to exchange
               shares. And you can exchange shares easily by mail or by tele-phone.(1) For more information on Oppenheimer funds, please con-tact your financial adviser or call us at 1-800-525-7048 for a prospectus. You may also write us at the address shown on the back cover. As always, please read the prospectus carefully before you invest.

================================================================================
STOCK FUNDS   Developing Markets Fund           Growth Fund
              Global Emerging Growth Fund       Global Fund
              Enterprise Fund(2)                Quest Global Value Fund
              International Growth Fund         Disciplined Value Fund
              Discovery Fund                    Oppenheimer Fund
              Quest Small Cap Value Fund        Value Stock Fund
              Gold & Special Minerals Fund      Quest Value Fund
              Target Fund
================================================================================
STOCK & BOND  Main Street Income & Growth Fund  Equity Income Fund
FUNDS         Quest Opportunity Value Fund      Disciplined Allocation Fund
              Total Return Fund                 Asset Allocation Fund
              Quest Growth & Income Value Fund  Strategic Income & Growth Fund
              Global Growth & Income Fund       Bond Fund for Growth
================================================================================
BOND FUNDS    International Bond Fund           Bond Fund
              High Yield Fund                   U.S. Government Trust
              Champion Income Fund              Limited-Term Government Fund
              Strategic Income Fund
================================================================================
MUNICIPAL     California Municipal Fund(3)     Insured Municipal Fund
FUNDS         Florida Municipal Fund(3)        Intermediate Municipal Fund
              New Jersey Municipal Fund(3)
              New York Municipal Fund(3)       Rochester Division
              Pennsylvania Municipal Fund(3)   Rochester Fund Municipals
              Municipal Bond Fund              Limited Term New York
                                                    Municipal Fund
================================================================================
MONEY MARKET  Money Market Fund                 Cash Reserves
FUNDS(4)
================================================================================
LIFESPAN      Growth Fund                       Income Fund
              Balanced Fund

               1. Exchange privileges are subject to change or termination. Shares may be exchanged only for shares of the same class of eligible funds.
               2.  Effective 4/1/96, the Fund is closed to new investors.
               3.  Available only to investors in certain states.
               4. An investment in money market funds is neither insured nor guaranteed by the U.S. government and there can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share.
               Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.
               -c-Copyright 1996 OppenheimerFunds, Inc. All rights reserved.

    19     Oppenheimer Disciplined Value Fund

[BACK COVER}

INFORMATION

GENERAL INFORMATION
Monday-Friday 8:30 a.m.-9 p.m. ET
Saturday 10 a.m.-2 p.m. ET
--------------
1-800-525-7048
--------------

TELEPHONE TRANSACTIONS
Monday-Friday 8:30 a.m.-8 p.m. ET
--------------
1-800-852-8457
--------------

PHONELINK
24 hours a day, automated
information and transactions
--------------
1-800-533-3310
--------------

TELECOMMUNICATIONS DEVICE
FOR THE DEAF (TDD)
Monday-Friday 8:30 a.m.-8 p.m. ET
--------------
1-800-843-4461
--------------

OPPENHEIMERFUNDS
INFORMATION HOTLINE
24 hours a day, timely and insightful
messages on the economy and
issues that affect your investments
--------------
1-800-835-3104
--------------

RA0375.001.1096 December 31, 1996
------------------------------------------------------------------------------

"HOW MAY I HELP YOU?"                [PHOTO]Customer Service Representative

                              Customer Service Representative
                              OppenheimerFunds Services

As an Oppenheimer funds shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.
     And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.
     When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number to make investments.
     For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.
     You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.
     So call us today--we're here to help.
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[LOGO] OPPENHEIMERFUNDS-R-                                      --------------
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